UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2009

ENCOMPASS GROUP AFFILIATES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	000-30486	65-0738251
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)	Number)

420 Lexington Avenue, New York, New York	10170
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 227-1600

_____________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends the Company’s Form 8-K filed on October 26, 2009 to include the exhibits referenced therein.  No other changes to the information contained in such report have been made.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2009, Encompass Group Affiliates, Inc. (the “Company”) entered into amendments to the Employment Agreements of each of Wayne I. Danson as President and Chief Executive Officer of the Corporation, John E. Donahue as Vice President and Chief Financial Officer, and Steven J. Miller as Chief Operating Officer of the Corporation, dated as of August 17, 2007, (collectively, the “Employment Agreements”).  The amendments to the Employment Agreements (the “Amendments”) which are effective as of August 17, 2009, among other things extend the term of employment for each of the executives through August 17, 2011.  Under the terms of the Amendments, the base salaries to Messrs Danson, Donahue and Miller have been increased to $315,000, $250,000 and $250,000 respectively.  In addition, the three officers are now entitled to 12 months severance in the any case in which they are terminated by the Company without cause. Previously, the contracts provided for six months severance in certain cases.

The foregoing description of the terms of Amendments is qualified in its entirety by the Amendments, which are attached as Exhibit 10.1, 10.2 and 10.3 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

10.1	Amendment No. 2 to Employment Agreement by and between Encompass Group Affiliates, Inc. and Wayne I. Danson, effective August 17, 2009
10.2	Amendment No. 2 to Employment Agreement by and between Encompass Group Affiliates, Inc. and John E. Donahue, effective August 17, 2009
10.3	Amendment No. 2 to Employment Agreement by and between Encompass Group Affiliates, Inc. and Steven J. Miller, effective August 17, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS GROUP AFFILIATES, INC.

Dated: November 9, 2009	By:	/s/ Wayne I. Danson
Chief Executive Officer and President
(principal executive officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 2 to Employment Agreement by and between Encompass Group Affiliates, Inc. and Wayne I. Danson, effective August 17, 2009
10.2	Amendment No. 2 to Employment Agreement by and between Encompass Group Affiliates, Inc. and John E. Donahue, effective August 17, 2009
10.3	Amendment No. 2 to Employment Agreement by and between Encompass Group Affiliates, Inc. and Steven J. Miller, effective August 17, 2009